Exhibit 10.21

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of July 29, 2016 (this “Amendment”), by and among VICTORY CAPITAL OPERATING, LLC, a Delaware limited liability company (the “Borrower”), VCH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), and ROYAL BANK OF CANADA (“Royal Bank”), as the Amendment No. 2 Arranger (as defined below), to the Credit Agreement, dated as of October 31, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, and each lender from time to time party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment and Amendment No. 3.

W I T N E S S E T H:

WHEREAS, the Borrower and the Amendment No. 2 Arranger have requested certain additional changes to the Credit Agreement as provided for herein;

WHEREAS, concurrently with the effectiveness of this Amendment, the Borrower, Holdings, the Administrative Agent and Royal Bank shall enter into Amendment No. 3;

WHEREAS, Royal Bank of Canada is acting as the sole arranger and bookrunner for Amendment No. 2 (in such capacity, the “Amendment No. 2 Arranger”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1.                                 Amendments. Subject to the occurrence of the Amendment No. 2 Effective Date:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of July 29, 2016.

“Amendment No. 2 Arranger” means Royal Bank of Canada in its capacity as arranger of Amendment No. 2.

“Amendment No. 2 Effective Date” means July 29, 2016, the date of effectiveness of Amendment No. 2.

“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of July 29, 2016.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Repricing Transaction” means (i) all or any portion of the Term Facility is (A) repaid, prepaid, refinanced or replaced (other than in connection with a Change of Control) or (B) repriced or effectively refinanced through any waiver, consent or amendment (in the case of each of clauses (A) and (B), in connection with the incurrence of any debt financing having an effective interest cost or weighted average yield that is less than the effective interest cost or weighted average yield of the Term Facility (or portion thereof) so repaid, prepaid, refinanced, replaced or repriced or any waiver, consent or amendment to the Term Facility directed at, or the result of which would be, the lowering of the effective interest cost or the weighted average yield of the Term Facility) occurring within twelve (12) months of the Amendment No. 2 Effective Date, and/or (ii) all or any portion of the Term Facility held by any Lender is repaid, prepaid, refinanced or replaced pursuant to Section 9.02(c) as a result of, or in connection with, such Lender not agreeing or otherwise consenting to any waiver, consent or amendment referred to in clause (i)(B) above (or otherwise in connection with a transaction described in the parenthetical of clause (i) above).

“RSIM” means RS Investment Management Co. LLC, a Delaware limited liability company.

“RSIM Acquisition” means the direct or indirect acquisition by the Borrower of 100% of the outstanding equity interests of RSIM and its subsidiaries pursuant to the RSIM Acquisition Agreement.

“RSIM Acquisition Agreement” means that certain Agreement and Plan of Merger dated December 15, 2015 by and among the Borrower, VCO MS, LLC, RSIM, Guardian Investor Services LLC, as Unitholders’ Representative (as defined therein), and VCH with respect to certain provisions therein.

“RSIM Equity Contribution” means (i) the cash common equity investment in Holdings by the Sponsor which shall be contributed in cash to the common equity capital of the Borrower and (ii) the exchange by certain existing equityholders of the RSIM Seller of certain of their Equity Interests in RSIM and its subsidiaries to be acquired immediately prior to the consummation of the RSIM Acquisition for common equity in Holdings, in an aggregate amount of not less than $85,000,000.

“RSIM Seller” means the equityholders of RSIM immediately prior to the consummation of the RSIM Acquisition.

“RSIM Transactions” means the effectiveness of Amendment No. 2 and Amendment No. 3, the RSIM Acquisition and the other transactions contemplated by the RSIM Acquisition Agreement, the borrowing of the Amendment No. 3 Incremental Term Loans and the payment of fees and expenses in connection with the foregoing.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) with respect to any Term Loan, (1) 6.50% per annum, in the case of an ABR Loan, or (2) 7.50% per annum, in the case of a Eurocurrency Loan”

(c)                                  The definition of “Available Amount Basket” in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end of clause (b) thereof: “but excluding the proceeds of the RSIM Equity Contribution.”

(d)                                 Following consummation of the RSIM Transactions, the following proviso shall be added to Section 1.01 of the Credit Agreement to the definition of “Consolidated EBITDA” to apply to transactions occurring after the date hereof:

“; provided, further, that following the consummation of the RSIM Transactions, amounts included in calculating Consolidated EBITDA pursuant to clauses (a)(vi) and (b) above and clause (III)(B) of the immediately preceding proviso (excluding any such amounts attributable to the RSIM Transactions) shall not, when taken together, account for more than 20% of Consolidated EBITDA in any Test Period (calculated prior to giving effect to such clauses and excluding for purposes of such calculation any unusual or non-recurring charges or Pro Forma Adjustments that are determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act of 1933 or as identified in a quality of earnings report prepared by a nationally recognized accounting firm)”;

(e)                                  The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by adding the following to the end of clause (d)(i): “or become the subject of a Bail-In Action”;

(f)                                   The definition of “ECF Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“ECF Percentage” means, with respect to the prepayment required by Section 2.11(d) with respect to any fiscal year of the Borrower, if the First Lien Leverage Ratio (without giving effect to the applicable prepayment pursuant to Section 2.11(d)) as of the end of such fiscal year is (a) greater than 2.25 to 1.00, 75% of Excess Cash Flow for such fiscal year, (b) greater than 1.75 to 1.00 but less than or equal to 2.25 to 1.00, 50% of Excess Cash Flow for such fiscal year, (c) greater than 1.50 to 1.00 but less than or equal to 1.75 to 1.00, 25% of Excess Cash Flow for such fiscal year and (d) less than or equal to 1.50 to 1.00, 0% of Excess Cash Flow for such fiscal year.

(g)                                  The definition of “Prepayment Premium” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “Closing Date” in clause (i) thereof with the words “Amendment No. 2 Effective Date”.

(h)                                 The definition of “Sponsor” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Sponsor” means Crestview Partners II, L.P. and Reverence Capital Partners and their respective Affiliates.

(i)                                     Section 2.11(h) of the Credit Agreement is hereby amended by replacing clause (3) thereof with the following:

“(3) in the event of a Repricing Transaction, the Prepayment Premium.

(j)                                    Section 2.24 of the Credit Agreement is amended by adding the following new clause (d) thereto:

“(d)                           Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i)                                     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(ii)                                  the effects of any Bail-in Action on any such liability, including, if applicable:

(A)                               a reduction in full or in part or cancellation of any such liability;

(B)                               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(C)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

ARTICLE II

Conditions to Effectiveness

Section 2.1.                                 Effective Date. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:

(a)                                 The Administrative Agent and the Amendment No. 2 Arranger shall have received (i) counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent and (ii) consents, in the form attached hereto as Exhibit A (each, a “Consent”), executed and delivered by the Required Lenders.

(b)                                 Substantially concurrently with the Amendment No. 2 Effective Date, Amendment No. 3 shall have become effective.

Section 2.2.                                 Notification. The Amendment No. 2 Arranger and the Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date.

ARTICLE III

Miscellaneous

Section 3.1.                                 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 3.2.                                 Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges this Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 3.3.                                 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4.                                 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.5.                                 Effect of Amendment. On and after the Amendment No. 2 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and Amendment No. 3. Except as expressly set forth in this Amendment and Amendment No. 3, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 3.6.                                 Direction to Administrative Agent. The Lenders party hereto constituting the Required Lenders hereby (i) direct the Administrative Agent to execute and deliver this Agreement and Amendment No. 3 and (ii) acknowledge and agree that (x) the of the direction in this Section 3.6 constitutes a direction from the Required Lenders under the provisions of Article VIII of the Credit Agreement and (y) Sections 8.06 and 9.03 of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent in accordance with such direction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed and delivered by their respective duly authorized officers as of the date first above written.

VICTORY CAPITAL OPERATING, LLC,
as Borrower

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

VCH HOLDINGS, LLC,
as Holdings and a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

VICTORY CAPITAL MANAGEMENT, INC.,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Treasuer, Chief Financial Officer and Chief Operating Officer

RS INVESTMENT MANAGEMENT CO. LLC,
as a Guarantor

By:	/s/ Michael D. Policarpo
	Name:	Michael D. Policarpo
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]

ROYAL BANK OF CANADA,
as Amendment No. 2 Arranger

By:	/s/ James S. Wolfe
	Name:	JAMES S. WOLFE
	Title:	MANAGING DIRECTOR HEAD OF GLOBAL LEVERAGED FINANCE

[Signature Page to Amendment No. 2 to Credit Agreement]

(Consents on file with the Administrative Agent)